Exhibit 10.1

TWELFTH AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT

Dated as of May 21, 2018

among

GULFPORT ENERGY CORPORATION,

as Borrower,

THE BANK OF NOVA SCOTIA,

as Administrative Agent

and

The Lenders Party Hereto

THE BANK OF NOVA SCOTIA, KEYBANK NATIONAL ASSOCIATION,

and PNC BANK, NATIONAL ASSOCIATION,

as Joint Lead Arrangers and Joint Bookrunners

KEYBANK NATIONAL ASSOCIATION and

PNC BANK, NATIONAL ASSOCIATION,

as Co-Syndication Agents

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH,

WELLS FARGO BANK, N.A. and

BARCLAYS BANK PLC,

as Co-Documentation Agents

TWELFTH AMENDMENT TO AMENDED

AND RESTATED CREDIT AGREEMENT

THIS TWELFTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is entered into as of May 21, 2018, among GULFPORT ENERGY CORPORATION, a Delaware corporation (“Borrower”), THE BANK OF NOVA SCOTIA, as Administrative Agent (“Administrative Agent”) and L/C Issuer, and the Lenders party hereto.

R E C I T A L S

A. Borrower, the financial institutions signing as Lenders thereto, Administrative Agent and the other agents party thereto are parties to an Amended and Restated Credit Agreement dated as of December 27, 2013, as amended by a First Amendment to Amended and Restated Credit Agreement dated as of April 23, 2014, a Second Amendment to Amended and Restated Credit Agreement dated as of November 26, 2014, a Third Amendment to Amended and Restated Credit Agreement dated as of April 10, 2015, a Fourth Amendment to Amended and Restated Credit Agreement and Limited Consent and Waiver dated as of May 29, 2015, a Fifth Amendment to Amended and Restated Credit Agreement dated as of September 18, 2015, a Sixth Amendment to Amended and Restated Credit Agreement dated as of February 19, 2016, a Seventh Amendment to Amended and Restated Credit Agreement dated as of December 13, 2016, an Eighth Amendment to Amended and Restated Credit Agreement dated as of March 29, 2017, a Ninth Amendment to Amended and Restated Credit Agreement dated as of May 4, 2017, a Tenth Amendment to Amended and Restated Credit Agreement dated as of October 4, 2017, and an Eleventh Amendment to Amended and Restated Credit Agreement dated as of November 21, 2017 (collectively, the “Original Credit Agreement”; the Original Credit Agreement as amended by this Amendment is referred to herein as the “Credit Agreement”).

B. The parties desire to amend the Original Credit Agreement as hereinafter provided.

NOW, THEREFORE, in consideration of these premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Same Terms. All terms used herein that are defined in the Original Credit Agreement shall have the same meanings when used herein, unless the context hereof otherwise requires or provides. In addition, from and after the Twelfth Amendment Effective Date, (i) all references in the Original Credit Agreement and, where appropriate in the context, in the other Loan Documents to the “Agreement” shall mean the Original Credit Agreement, as amended and waived by this Amendment, as the same may hereafter be amended and waived from time to time, and (ii) all references in the Loan Documents to the “Loan Documents” shall mean the Loan Documents, as amended and waived by the Modification Papers, as the same may hereafter be amended and waived from time to time. In addition, the following terms have the meanings set forth below:

“Modification Papers” means this Amendment, the Security Agreement Amendments, and all of the other documents and agreements executed in connection with the transactions contemplated by this Amendment.

“Security Agreement Amendments” means current amendments to the Security Agreements described in Section 3(c) of this Amendment.

TWELFTH AMENDMENT – Page 1

2. Conditions Precedent. The obligations and agreements of the Lenders as set forth in this Amendment are subject to the satisfaction, unless waived in writing by Administrative Agent, of each of the following conditions (and upon such satisfaction, this Amendment shall be deemed to be effective as of the Twelfth Amendment Effective Date):

(a) Twelfth Amendment to Credit Agreement. This Amendment shall have been duly executed and delivered by each of the parties hereto.

(b) Fees and Expenses. Administrative Agent shall have received payment of all invoiced out-of-pocket fees and expenses (including reasonable attorneys’ fees and expenses) incurred by Administrative Agent in connection with the preparation, negotiation and execution of the Modification Papers.

(c) Beneficial Ownership. To the extent that Borrower qualifies as a “legal entity customer” under the Beneficial Ownership Regulation, it shall deliver to Administrative Agent a Beneficial Ownership Certification in relation to Borrower.

3. Amendments to Original Credit Agreement. On the Twelfth Amendment Effective Date, the Original Credit Agreement shall be amended as follows:

(a) The definition of “Applicable Rate” in Section 1.01 of the Original Credit Agreement shall be amended to read in its entirety as follows:

“‘Applicable Rate’ means, from time to time, the following percentages per annum, based upon the Applicable Usage Level:

	Applicable Rate
Applicable Usage Level	Commitment fee	Eurodollar Rate Loans and Letters of Credit	Base Rate Loans
Level 1	0.375%	1.25%	0.25%
Level 2	0.375%	1.50%	0.50%
Level 3	0.50%	1.75%	0.75%
Level 4	0.50%	2.00%	1.00%
Level 5	0.50%	2.25%	1.25%

Any increase or decrease in the Applicable Rate resulting from a change in the Applicable Usage Level shall become effective as of the date of the change in the Applicable Usage Level. The Applicable Rate shall be Level 5 during any period that a Borrowing Base deficiency is being paid back in installments as permitted by Section 4.06.”

(b) The following definitions shall be added to Section 1.01 of the Original Credit Agreement in appropriate alphabetical order to read in their respective entireties as follows:

“‘Beneficial Ownership Certification’ means a certification regarding beneficial ownership as required by the Beneficial Ownership Regulation.

‘Beneficial Ownership Regulation’ means 31 C.F.R. § 1010.230.

‘Twelfth Amendment Effective Date’ means May 21, 2018.”

TWELFTH AMENDMENT – Page 2

(c) Section 2.13(f) of the Original Credit Agreement shall be amended by adding the following sentence at the end thereof:

“Notwithstanding any provision of any Security Agreement or Pledge Agreement made by Borrower or any other Loan Party, each as amended and supplemented to the date hereof, and as each may be amended and supplemented from time to time after the date hereof, or any other Collateral Document now existing or hereafter arising, as such may be amended or supplemented from time to time, (X) the payment and performance of the Notes and the other Obligations shall not be secured by any Equity Interests except those described in Section 2.13(d) and Section 2.13(e)(iv) (and in any event, shall not be secured by any Equity Interests in Mammoth Energy Services, Inc.), (Y) each such Collateral Document shall be deemed to be amended to limit the collateral description therein to implement clause (X) above, and (Z) upon request of Borrower, Agent shall enter into a specific amendment to any such Collateral Document to implement the collateral limitation set forth in clause (X) above.”

(d) Section 6.15 of the Original Credit Agreement shall be amended by (i) adding an “(a)” at the beginning thereof immediately after the section heading, and (ii) at the end thereof adding the following:

“(b) As of the Twelfth Amendment Effective Date, the information included in the Beneficial Ownership Certification is true and correct in all respects.”

(e) Section 7.03(a) of the Original Credit Agreement shall be amended by (i) deleting “and” at the end of clause (iii), (ii) replacing the “.” at the end of clause (iv) with “; and”, and (iii) adding a new clause (v) to read in its entirety as follows:

“(v) of any change in the information provided in the Beneficial Ownership Certification that would result in a change to the list of beneficial owners identified in parts (c) or (d) of such certification.”

(f) Section 8.06 of the Original Credit Agreement shall be amended by:

(i) amending the lead-in paragraph to read in its entirety as follows:

“Restricted Payments. Declare or make, or agree to pay or make, directly or indirectly, any Restricted Payment, except that, so long as no Default shall have occurred and be continuing at the time of any action described below or would result therefrom:”.

(ii) (A) deleting the word “and” at the end of clause (e), (B) replacing the period at the end of clause (f) with a semicolon, and (C) adding thereto new clauses (g), (h) and (i) which shall read in their respective entireties as follows:

“(g) Borrower and each Subsidiary may directly or indirectly purchase, redeem or otherwise acquire Equity Interests issued by it using funds in an amount equal to the amount of proceeds received from the Disposition of (i) any Investment that was permitted by Section 8.02(j) hereof and (ii) any Equity Interests of Mammoth Energy Services, Inc., provided that, in each case, such purchase, redemption or acquisition occurs on or before May 21, 2019. In making such purchase, redemption or acquisition of Equity Interests issued by it, Borrower and its Subsidiaries shall not be obligated to use the actual cash proceeds received from any such Disposition, and shall have no obligation to segregate, trace or otherwise identify such proceeds (other than the amount thereof), it being agreed and understood that cash is fungible and that any such purchase, redemption or acquisition of Equity Interests may be made with funds from other sources;

TWELFTH AMENDMENT – Page 3

(h) Restricted Payments occurring or deemed to occur upon or in connection with (i) the acquisition or exercise of stock options, warrants or other equity-based awards to the extent such Restricted Payment or the proceeds thereof are used to satisfy a portion of the acquisition or exercise price of such options, warrants or other equity-based awards, (ii) the exercise of stock options, warrants or other equity-based awards or the vesting or issuance of Equity Interests to the extent such Restricted Payment or the proceeds thereof are used to satisfy a portion of the tax liability of the holder thereof with respect to such exercise, vesting or issuance, or (iii) the purchase, redemption, retirement, acquisition, cancellation or termination of any Equity Interests of the Borrower held by any current or former employee, director or consultant of the Borrower or any Subsidiary (or their respective estates, heirs, family members, spouses, former spouses or beneficiaries under their estates or other permitted transferees) pursuant to any equity subscription agreement, stock option agreement, employee benefit plan or similar arrangement or agreement; and

(i) Borrower and each Subsidiary may agree to pay or make, directly or indirectly, any Restricted Payment if such Restricted Payment would be permitted under this Section 8.06; provided that, for the avoidance of doubt, even if such an agreement is permitted hereunder, such Restricted Payment itself shall remain subject to the requirement that no Default shall have occurred and be continuing at the time of making such Restricted Payment or would result therefrom.”

(g) Section 11.17 of the Original Credit Agreement shall be amended by adding the phrase “, Beneficial Ownership Regulation” immediately after the phrase “know your customer” in the ninth line thereof.

(h) The Borrowing Base has been increased per Section 4 of this Amendment. Accordingly, Schedule 2.01 to the Original Credit Agreement is hereby replaced with Schedule 2.01 attached to this Amendment.

(i) Schedule 1.01 to the Original Credit Agreement is hereby replaced with Schedule 1.01 attached to this Amendment.

(j) Schedule 6.13 to the Original Credit Agreement is hereby replaced with Schedule 6.13 attached to this Amendment.

4. Borrowing Base. The Borrowing Base as of the Twelfth Amendment Effective Date shall be $1,400,000,000.

5. Concerning Mammoth Energy Services, Inc. As set forth in the Waiver and Consent-Mammoth Transaction letter dated as of October 14, 2014, among Borrower, Administrative Agent and Lenders, as amended by the Amendment to Waiver and Consent-Mammoth Transaction letter dated November 19, 2014, and the Second Amendment to Waiver and Consent-Mammoth Transaction letter dated September 27, 2016, the Lenders have consented to the Disposition of Equity Interests in Mammoth Energy Services, Inc.

TWELFTH AMENDMENT – Page 4

6. Post-Closing Obligations. Notwithstanding anything to the contrary herein or in any other Loan Document, within 60 days after the Twelfth Amendment Effective Date (or such later date to which Administrative Agent shall agree in writing in its sole discretion), Borrower shall deliver to Administrative Agent:

(a) Oil and Gas Mortgages executed by one or more Loan Parties covering Proved Mineral Interests sufficient such that the Recognized Value of all Proved Mineral Interests under mortgage constitute at least 85% of the Recognized Value of all Proved Mineral Interests evaluated in the most recent Reserve Report; and

(b) title information and data reasonably acceptable to Administrative Agent sufficient such that the Recognized Value of all Proved Mineral Interests for which reasonably acceptable title assurances have been received by Administrative Agent constitute at least 80% of the Recognized Value of all Proved Mineral Interests evaluated in the most recent Reserve Report; and

(c) the Security Agreement Amendments, duly executed by each of the parties thereto.

7. Certain Representations. Borrower represents and warrants that, as of the Twelfth Amendment Effective Date: (a) Borrower has full power and authority to execute the Modification Papers to which it is a party and such Modification Papers constitute the legal, valid and binding obligation of Borrower enforceable in accordance with their terms, except as enforceability may be limited by general principles of equity and applicable bankruptcy, insolvency, reorganization, moratorium, and other similar laws affecting the enforcement of creditors’ rights generally; (b) no authorization, approval, consent or other action by, notice to, or filing with, any Governmental Authority or other Person is required for the execution, delivery and performance by Borrower thereof; and (c) no Default has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment. In addition, Borrower represents that after giving effect to the Modification Papers, all representations and warranties contained in the Credit Agreement and the other Loan Documents are true and correct in all material respects (provided that any such representations or warranties that are, by their terms, already qualified by reference to materiality shall be true and correct without regard to such additional materiality qualification) on and as of the Twelfth Amendment Effective Date as if made on and as of such date except to the extent that any such representation or warranty expressly relates to an earlier date, in which case such representation or warranty is true and correct in all material respects (or true and correct without regard to such additional materiality qualification, as applicable) as of such earlier date.

8. No Further Amendments. Except as previously amended or waived in writing or as amended or waived hereby, the Original Credit Agreement shall remain unchanged and all provisions shall remain fully effective between the parties thereto.

9. Acknowledgments and Agreements. Borrower acknowledges that on the date hereof all outstanding Obligations, in each case as amended and waived hereby, are payable in accordance with their terms, and Borrower waives any defense, offset, counterclaim or recoupment with respect thereto. Borrower, Administrative Agent, L/C Issuer and each Lender that is a party hereto do hereby adopt, ratify and confirm the Original Credit Agreement, as amended and waived hereby, and acknowledge and agree that the Original Credit Agreement, as amended and waived hereby, is and remains in full force and effect. Borrower acknowledges and agrees that its liabilities and obligations under the Original Credit Agreement and under the other Loan Documents, in each case as amended and waived hereby, are not impaired in any respect by this Amendment.

TWELFTH AMENDMENT – Page 5

10. Limitation on Agreements. The consents, waivers and modifications set forth herein are limited precisely as written and shall not be deemed (a) to be a consent under or a waiver of or an amendment to any other term or condition in the Original Credit Agreement or any of the other Loan Documents, or (b) to prejudice any other right or rights that Administrative Agent or the Lenders now have or may have in the future under or in connection with the Original Credit Agreement and the other Loan Documents, each as amended and waived hereby, or any of the other documents referred to herein or therein. The Modification Papers shall constitute Loan Documents for all purposes.

11. Confirmation of Security. Borrower hereby confirms and agrees that all of the Collateral Documents that presently secure the Obligations shall continue to secure, in the same manner and to the same extent provided therein, the payment and performance of the Obligations as described in the Original Credit Agreement as modified by this Amendment.

12. Counterparts. This Amendment may be executed in any number of counterparts, each of which when executed and delivered shall be deemed an original, but all of which constitute one instrument. In making proof of this Amendment, it shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties hereto.

13. Incorporation of Certain Provisions by Reference. The provisions of Section 11.15 of the Original Credit Agreement captioned “Governing Law, Jurisdiction; Etc.” and Section 11.16 of the Original Credit Agreement captioned “Waiver of Right to Trial by Jury” are incorporated herein by reference for all purposes.

14. Entirety, Etc. This Amendment, the other Modification Papers and all of the other Loan Documents embody the entire agreement between the parties. THIS AMENDMENT, THE OTHER MODIFICATION PAPERS AND ALL OF THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

[This space is left intentionally blank. Signature pages follow.]

TWELFTH AMENDMENT – Page 6

IN WITNESS WHEREOF, the parties hereto have executed this Amendment to be effective as of the date and year first above written.

BORROWER

GULFPORT ENERGY CORPORATION

By:	/s/ Keri Crowell
Keri Crowell
Chief Financial Officer

TWELFTH AMENDMENT – Signature Page S-1

ADMINISTRATIVE AGENT:

THE BANK OF NOVA SCOTIA, HOUSTON BRANCH, as Administrative Agent and L/C Issuer

By:	/s/ Alan Dawson
Alan Dawson
Director

LENDERS:

THE BANK OF NOVA SCOTIA, HOUSTON BRANCH, as a Lender

By:	/s/ Alan Dawson
Alan Dawson
Director

TWELFTH AMENDMENT – Signature Page S-2

KEYBANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ George E. McKean

Name:	George E. McKean
Title:	Senior Vice President

TWELFTH AMENDMENT – Signature Page S-3

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Sandra Salazar

Name:	Sandra Salazar
Title:	Managing Director

TWELFTH AMENDMENT – Signature Page S-4

CREDIT SUISSE AG, Cayman Islands Branch, as a Lender

By:	/s/ Nupur Kumar

Name:	Nupur Kumar
Title:	Authorized Signatory

By:	/s/ Andrew Griffin

Name:	Andrew Griffin
Title:	Authorized Signatory

TWELFTH AMENDMENT – Signature Page S-5

BARCLAYS BANK PLC, as a Lender

By:	/s/ Sydney G. Dennis

Name:	Sydney G. Dennis
Title:	Director

TWELFTH AMENDMENT – Signature Page S-6

WELLS FARGO BANK, N.A., as a Lender

By:	/s/ Matthew W. Coleman

Name:	Matthew W. Coleman
Title:	Director

TWELFTH AMENDMENT – Signature Page S-7

COMPASS BANK, as a Lender

By:	/s/ Gabriela Azcarate

Name:	Gabriela Azcarate
Title:	Vice President

TWELFTH AMENDMENT – Signature Page S-8

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Nicholas T. Hanford

Name:	Nicholas T. Hanford
Title:	Vice President

TWELFTH AMENDMENT – Signature Page S-9

JPMORGAN CHASE BANK, N.A., as a Lender

By:	/s/ Jo Linda Papadakis

Name:	Jo Linda Papadakis
Title:	Authorized Officer

TWELFTH AMENDMENT – Signature Page S-10

COMMONWEALTH BANK OF AUSTRALIA, as a Lender

By:	/s/ Sonia Schneider

Name:	Sonia Schneider
Title:	Associate Director

TWELFTH AMENDMENT – Signature Page S-11

ZB, N.A. dba AMEGY BANK, as a Lender

By:	/s/ Jill McSorley

Name:	Jill McSorley
Title:	Senior Vice President – Amegy Bank Division

TWELFTH AMENDMENT – Signature Page S-12

ABN AMRO CAPITAL USA LLC, as a Lender

By:	/s/ Darrell Holley

Name:	Darrell Holley
Title:	Managing Director

By:	/s/ Beth Johnson

Name:	Beth Johnson
Title:	Executive Director

TWELFTH AMENDMENT – Signature Page S-13

IBERIABANK, as a Lender

By:	/s/ Moni Collins

Name:	Moni Collins
Title:	Senior Vice President

TWELFTH AMENDMENT – Signature Page S-14

MORGAN STANLEY SENIOR FUNDING, INC., as a Lender

By:	/s/ John Kuhns

Name:	John Kuhns
Title:	Vice President

TWELFTH AMENDMENT – Signature Page S-15

BOKF, NA DBA BANK OF OKLAHOMA, as a Lender

By:	/s/ John Krenger

Name:	John Krenger
Title:	Vice President

TWELFTH AMENDMENT – Signature Page S-16

FIFTH THIRD BANK, as a Lender

By:	/s/ Richard Butler

Name:	Richard Butler
Title:	Senior Vice President

TWELFTH AMENDMENT – Signature Page S-17

CANADIAN IMPERIAL BANK OF COMMERCE, NEW YORK BRANCH, as a Lender

By:	/s/ Trudy Nelson

Name:	Trudy Nelson
Title:	Authorized Signatory

By:	/s/ Robert Long

Name:	Robert Long
Title:	Authorized Signatory

TWELFTH AMENDMENT – Signature Page S-18

ASSOCIATED BANK, N.A., as a Lender

By:	/s/ Samuel Cegielski

Name:	Samuel Cegielski
Title:	Assistant Vice President

TWELFTH AMENDMENT – Signature Page S-19

SCHEDULE 1.01

Designated Investment Entities

Name	Number of Shares or Percentage Ownership	Principal Business Activity
Blackhawk Midstream LLC	48.5%	Previously coordinated gathering, compression, processing and marketing activities for the Company in connection with the development of its Utica Shale acreage.
Grizzly Oil Sands ULC	24.9999%	Owns leasehold interests in the oil sands regions of Alberta, Canada and is engaged in the development and production of such leasehold interests.
Tatex Thailand II, LLC	23.5%	Owns interests in APICO, LLC, an international oil and gas exploration company.
Timber Wolf Terminals LLC	50%	Formed to operate a crude/condensate terminal and a sand transloading facility in Ohio.
Windsor Midstream LLC	22.5%	Previously owned an interest in Coronado Midstream LLC, a gas processing plant in West Texas.

SCHEDULE 1.01 – Page Solo

SCHEDULE 2.01

Commitments and Applicable Percentages

Lender	Applicable Percentage	Borrowing Base as of Twelfth Amendment Effective Date	Elected Commitment Amount as of Twelfth Amendment Effective Date	Maximum Facility Amount
The Bank of Nova Scotia	10.000000000%	$140,000,000	$100,000,000	$150,000,000
KeyBank National Association	8.500000000%	$119,000,000	$85,000,000	$127,500,000
PNC Bank, National Association	8.500000000%	$119,000,000	$85,000,000	$127,500,000
Credit Suisse AG, Cayman Islands Branch	6.500000000%	$91,000,000	$65,000,000	$97,500,000
Barclays Bank PLC	6.500000000%	$91,000,000	$65,000,000	$97,500,000
Wells Fargo Bank, N.A.	6.500000000%	$91,000,000	$65,000,000	$97,500,000
Compass Bank	6.500000000%	$91,000,000	$65,000,000	$97,500,000
U.S. Bank National Association	6.500000000%	$91,000,000	$65,000,000	$97,500,000
JPMorgan Chase Bank, N.A.	6.500000000%	$91,000,000	$65,000,000	$97,500,000
Commonwealth Bank of Australia	5.000000000%	$70,000,000	$50,000,000	$75,000,000
ZB, N.A. dba Amegy Bank	5.000000000%	$70,000,000	$50,000,000	$75,000,000
ABN AMRO Capital USA LLC	3.500000000%	$49,000,000	$35,000,000	$52,500,000
IberiaBank	3.500000000%	$49,000,000	$35,000,000	$52,500,000
Morgan Stanley Senior Funding, Inc.	3.500000000%	$49,000,000	$35,000,000	$52,500,000
BOKF, NA dba Bank of Oklahoma	3.500000000%	$49,000,000	$35,000,000	$52,500,000
Fifth Third Bank	3.500000000%	$49,000,000	$35,000,000	$52,500,000

SCHEDULE 2.01 – Page 1

Lender	Applicable Percentage	Borrowing Base as of Twelfth Amendment Effective Date	Elected Commitment Amount as of Twelfth Amendment Effective Date	Maximum Facility Amount
Canadian Imperial Bank of Commerce, New York Branch	3.500000000%	$49,000,000	$35,000,000	$52,500,000
Associated Bank, N.A.	3.000000000%	$42,000,000	$30,000,000	$45,000,000

TOTAL:	100.000000000%	$1,400,000,000	$1,000,000,000	$1,500,000,000

SCHEDULE 2.01 – Page 2

SCHEDULE 6.13

SUBSIDIARIES

A.	Domestic Subsidiaries:

Gator Marine, Inc., a Delaware corporation

Gator Marine Ivanhoe, Inc., a Delaware corporation

Grizzly Holdings, Inc., a Delaware corporation

Jaguar Resources LLC, a Delaware limited liability company

Puma Resources, Inc., a Delaware corporation

Westhawk Minerals LLC, a Delaware limited liability company

Gulfport Appalachia, LLC, a Delaware limited liability company

Gulfport Midstream Holdings, LLC, a Delaware limited liability company

Gulfport MidCon, LLC, a Delaware limited liability company

B.	Foreign Subsidiaries:

None.

SCHEDULE 6.13 – Page Solo